HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5244 - PremierSolutions Standard (Series II)

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Supplement dated November 17, 2014 to your Prospectus

ALLIANCEBERNSTEIN GLOBAL VALUE FUND - CLASS A

1.  FUND CLOSURE

Effective after the close of business on January 9, 2015, the AllianceBernstein Global Value Fund Sub-Account is closed to new and subsequent Contributions and transfers of Participant Account values.

2.  FUND LIQUIDATION

The Board of Trustees of AllianceBernstein Trust approved the liquidation (the “Liquidation”) of the AllianceBernstein Global Value Fund - Class A (“Liquidating Fund”).  The Liquidation is scheduled to take place on or shortly after January 16, 2015 (the “Liquidation Date”).

Due to the Liquidation of the Liquidating Fund, you will no longer be able to allocate new Contributions or make transfers to the Liquidating Fund Sub-Account, including program trades effective as of the close of business on January 14, 2015. You may transfer some or all of your Participant Account value in the Liquidating Fund Sub-Account to other investment options currently offered under your Contract.

Prior to the date of the Liquidation, you are permitted to make one special transfer of all your Participant Account value invested in the Liquidating Fund Sub-Account to other investment options currently offered under your Contract.  In addition, you must re-direct all future Contributions in the Liquidating Fund Sub-Account to another Sub-Account available under your Contract.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Also, effective as of the close of business on the Liquidation Date, any Dollar Cost Averaging, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocations to the Liquidating Fund Sub-Account will be terminated.

Upon completion of the termination and Liquidation of the Liquidating Fund, all references to the AllianceBernstein Global Value Fund – Class A in the Prospectus are deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.